UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/21/2005

CITY HOLDING CO
(Exact name of registrant as specified in its charter)

Commission File Number:  0-17733

West Virginia	55-0619957
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

25 Gatewater Road, Cross Lanes, WV 25313
(Address of principal executive offices, including zip code)

304-769-1100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

Vesting of Options

        At its regularly scheduled meeting on December 21, 2005, the Board of Directors of City Holding Company (the "Company") accelerated the vesting schedule with regard to certain options previously granted pursuant to the City Holding Company 2003 Incentive Plan (the "Plan"). Value-vesting of the options was to occur in three separate installments. The first installment of the options granted to these employees vested on December 1, 2004, and the second and third installments were accelerated to vest effective December 21, 2005. The Board of Directors accelerated the vesting of options for the following executive officers:

        Executive Officer        Vesting of Remaining Options

        Charles R. Hageboeck        6,667
        Craig G. Stilwell        6,667
        John A. DeRito        3,334

Amendment to the Company's Shareholders' Rights Agreement

        As previously reported on Form 8-K filed with the Securities and Exchange Commission on November 21, 2005, the Company's Board of Directors, at its regularly scheduled meeting on November 16, 2005, approved an amendment to the Company's Shareholders' Rights Agreement. On December 15, 2005, a First Amendment to Rights Agreement was executed by the Company and SunTrust Bank, N.A., as Rights Agent. This amendment is effective on December 15, 2005, and is attached as Exhibit (4)(b) to the Company's Form 8-A/A filed with the Securities and Exchange Commission on December 21, 2005, and incorporated by reference herein.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the regularly scheduled meeting of the Board of Directors of the Company held on December 21, 2005, the Company's Bylaws were amended to provide for further clarification as to when a director is deemed to have retired from the Board. The amendment, which is effective upon adoption by the Board of Directors on December 21, 2005, is attached hereto as Exhibit (3)(ii) and incorporated herein by reference. Also attached as Exhibit (3)(ii) is the new Section 18 of Article II of the Bylaws, as previously reported on Form 8-K filed with the Securities and Exchange Commission November 21, 2005, regarding tie votes.

Item 9.01.    Financial Statements and Exhibits

(c)        Exhibits

        (3)(ii)                Amendments to Bylaws

        (4)(b)                First Amendment to the Rights Agreement dated as of December 15, 2005, by and between City Holding Company and SunTrust Bank, N.A., as Rights Agent, attached to and incorporated by reference from City Holding Company's Form 8-A/A dated December 21, 2005, and filed with the Securities and Exchange Commission on December 21, 2005.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY HOLDING CO

Date: December 23, 2005	By:	/s/ David L. Bumgarner
David L. Bumgarner
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.	Bylaws Amendments